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                                                                EXHIBIT 10.9

                             DATED 25 MARCH 1998





                          BRITEL FUND TRUSTEES LIMITED

                                      AND

                          GOLDMAN SACHS INTERNATIONAL

                                      AND

                       GOLDMAN SACHS PROPERTY MANAGEMENT

                                      AND
                         THE GOLDMAN SACHS GROUP, L.P.

                                      AND

                        ENGLISH PROPERTY CORPORATION plc

                                      and

                                    MEPC plc





                            FIT OUT WORKS AGREEMENT

                                  relating to

                                One Carter Lane
                                   London EC4
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THIS AGREEMENT made the Twenty Fifth day of March 1998

BETWEEN:

(1) BRITEL FUND TRUSTEES LIMITED (Company number 1687513) whose registered office is at Standon House 21 Mansell Street London E1 8AA (the "LANDLORD");

(2) ENGLISH PROPERTY CORPORATION plc (Company number 640408) whose registered office is at 12 St James's Square London SW1Y 4LB (the "DEVELOPER");

(3) GOLDMAN SACHS INTERNATIONAL (Company number 226395) whose registered office is at Peterborough Court 133 Fleet Street London EC4A 2BB (the "TENANT");

(4) GOLDMAN SACHS PROPERTY MANAGEMENT (Company number 2432555) whose registered office is at Peterborough Court 133 Fleet Street London EC4A 2BB ("GSPM")

(5) THE GOLDMAN SACHS GROUP, L.P. whose office is at 85 Broad Street New York New York 10004 (the "GUARANTOR"); and

(6) MEPC plc whose registered office is at 12 St James's Square London SW1Y 4LB (the "DEVELOPER'S GUARANTOR").

WHEREAS:

(A) The Developer is to carry out the Developer's Fit Out Works at its own cost and in accordance with the provisions of the Agreement for Lease and this Agreement.

(B) The Tenant is to carry out the Tenant's Fit Out Works at its own cost and in accordance with the provisions of the Agreement for Lease and this Agreement.

(C) The Developer has agreed to employ GSPM as its contractor to carry out the Developer's Fit Out Works.

WITNESSES as follows:

1   DEFINITIONS

    In this Agreement unless the context otherwise requires expressions defined in the Agreement for Lease (as defined below) shall have the same meanings herein and additionally the following words shall have the following meanings:

    AGREEMENT FOR LEASE means the agreement for lease of the Premises of even date herewith made between the Landlord (1) the Developer (2) the Tenant (3) the Guarantor (4) and the Developer's Guarantor (5);

    CATEGORY A WORKS means the works to be carried out in accordance with the Category A Specification set out at Appendix A;

    CONSENTS means all licences, consents, permissions and approvals necessary for the Landlord lawfully to carry out the Works;

    DEVELOPER'S FIT OUT WORKS means items comprised in the Fit Out Works which are acquired by the Developer in accordance with the provisions of this Agreement.

    MAXIMUM SUM means the sum of [pound sterling] 3,413,752 plus value added tax;

    PREMISES means One Carter Land London EC4 more particularly described in the draft lease annexed to the Agreement for Lease as the Premises;

    TENANT'S FIT OUT WORKS means the Fit Out Works which are not Developer's Fit Out Works


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     VAT means Value Added Tax and any similar tax substituted for it or levied in addition to it.

2    FIT OUT WORKS

2.1 The Developer shall acquire and complete the installation of the items comprised in the Developer's Fit Out Works as follows:

     -    The Category A Fit Out Works up to pound 3,036,755

     -    Carpets up to pound 231,969

     -    Floor boxes up to pound 78,288

     -    Fourth floor works: pound 66,740

     but in no circumstances shall its aggregate expenditure exceed the Maximum Sum;

2.2 In order to enable the Developer's obligations to the Tenant to be satisfied the Developer hereby employs GSPM to design and carry out the Developer's Fit Out Works;

2.3 GSPM HEREBY COVENANTS with the Landlord to permit the Landlord (or its surveyors) at all reasonable times to inspect the progress of the Developer's Fit Out Works and the quality of the materials and workmanship used therein.


3    PAYMENTS BY DEVELOPER

     The Developer hereby appoints GSPM, and GSPM hereby agrees, to carry out the Developer's Fit Out Works for the Developer. GSPM shall invoice the Developer on 1 April 1998, 1 July 1998 and 1 October 1998 in respect of the Developer's Fit Out Works, each such invoice to be a proper VAT invoice addressed to the Developer for the sum of pound 1,137,917 on each occasion, and the Developer shall pay the invoiced amount to GSPM within 1 week of receipt of the relevant invoice.


4    APPLICATION OF PAYMENTS

4.1 GSPM shall not later than six months after the practical completion of the Developer's Fit Out Works produce to the Developer a reasonably detailed statement showing the actual expenditure incurred by the Developer and the items on which it was incurred;

4.2 GSPM shall thereafter from time to time provide amended statements reflecting any changes in the amount of such actual expenditure;

4.3 Nothing herein shall constitute a statement, warranty or representation that the Developer or the Tenant shall be or become entitled to any capital allowances in respect of any expenditure or contribution to expenditure incurred or made under this Agreement.


5    OWNERSHIP OF FIT OUT

5.1 It is agreed that the Tenant has no ownership interest in the Fit Out Works paid for by the Developer.

5.2 The parties hereby acknowledge that the Goldman Sachs group shall have no liability to, and shall not, pay for any Developer's Fit Out Works and that the Developer shall have no liability to, and shall not pay for any Tenant's Fit Out Works.


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  6  NOTICES INCLUDING REQUESTS FOR PAYMENT

     Notices and requests for payment shall be sent to the registered office of the Developer (the address of which shall be notified to the Tenant from time to time) marked for the attention of Julian Barwick or such other person as the Developer may from time to time nominate.

  7  SUB-CONTRACTOR'S CERTIFICATE

     GSPM confirms that it has applied for a certificate under section 561 of the Income and Corporation Taxes Act 1988 and acknowledges that all payments to be made under this agreement shall be made under deduction of tax in accordance with the provisions of Chapter IV of the Income and Corporation Taxes Act 1988 unless at the time of such payment it has demonstrated to the Developer's reasonable satisfaction that it is the valid holder of a current certificate.

  8  PROPER LAW AND JURISDICTION

     This Agreement shall be governed by and construed in accordance in all respects with English law and the parties hereto hereby submit to the non-exclusive jurisdiction of the High Court of Justice of England in relation to any claim, dispute or difference which may arise hereunder and in relation to the enforcement of any judgment rendered pursuant to any such claim dispute or difference and, for the purpose of Order 10 Rule 3 of the Rules of the Supreme Court of England (or any modification or re-enactment thereof), the parties hereby irrevocable agrees that any process may be served on them by leaving a copy thereof at their respective addresses (as referred to above).

  9  DEVELOPER'S GUARANTOR

9.1 The Developer's Guarantor covenants with the Tenant as principal debtor that the Developer will pay the sums due from it under and perform its obligations contained in this Agreement.

9.2  The liability of the Developer's Guarantor shall not be affected by:

     9.2.1 any time given to the Tenant or any failure by the Tenant to enforce compliance with the Developer's covenants and obligations;

     9.2.2  any variation of the terms of this Agreement;

     9.2.3 any change in the constitution structure or powers of the Developer's Guarantor or the Developer or the administration liquidation or bankruptcy of the Developer or the Developer's Guarantor;

     9.2.4  any act which is beyond the powers of the Developer;

     9.2.5 the transfer of the reversion expectant on the term to be granted by the Lease;

     9.2.6 any other act or thing by which (but for this provision) the Developer's Guarantor would have been released.

  10  THE GUARANTOR

10.1 The Guarantor covenants with the Landlord as principal debtor that the Tenant will pay the sums due from it under and perform its obligations contained in this Agreement.

10.2 The liability of the Guarantor shall be no greater than it would have been if the Guarantor had been the Tenant (except for additional costs arising from the enforcement of the guarantee) but shall not be affected by:


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     10.2.1    any time given to the Tenant or any failure by the Landlord to enforce compliance with the Tenant's covenants and obligations;

     10.2.2    any variation of the terms of this Agreement;

     10.2.3 any change in the constitution structure or powers of the Guarantor the Tenant or the Landlord or the administration liquidation or bankruptcy of the Tenant or Guarantor;

     10.2.4    any act which is beyond the powers of the Tenant;

     10.2.5 the transfer of the reversion expectant on the term to be granted by the Lease;

     10.2.6 any other act or thing (other than the default of the Landlord) by which (but for this provision) the Guarantor would have been released.

10.3 The Guarantor may not assign its rights or delegate its obligations under this Guarantee in whole or in part (and any purported assignment or delegation is void) except for an assignment of all the Guarantor's rights and obligations hereunder in whatever form the Guarantor determines may be appropriate to a partnership, corporation, trust or other organisation in whatever form (the "SUCCESSOR") that succeeds to all or substantially all of the Guarantor's assets and business and that assumes such obligations by contract, operation of law or otherwise. Upon any such assignment and assumption of obligations the Guarantor shall give written notice thereof to the Landlord and subject to the Landlord having received in a form reasonably satisfactory to the Landlord, a deed executed by the Successor (accompanied by a legal opinion in a form reasonably satisfactory to the Landlord addressed to the Landlord from a reputable firm of lawyers in the relevant jurisdiction confirming inter alia validity and due execution) whereby the Successor assumes and covenants with the Landlord to perform all outstanding and future obligations of the Guarantor under this Agreement, whether such assumption is by operation of law or by virtue of such deed, the Guarantor shall be relieved of and fully discharged from all obligations hereunder, whether such obligations arose before or after such delegation and assumption, but without prejudice to any antecedent breach.

  11 INTEREST ON OVERDUE SUMS

     If the person entitled so to do does not receive any sum due to it by the due date the person liable to pay it shall pay on demand interest on such sum at 4 per cent above the current base rate of Barclays Bank Plc from the due date until payment (both before and after any judgment).

  12 NOTICES

     Section 196 of the Law of Property Act 1925 shall apply to any notice which may be served under this Agreement as if the final words of Section 196(4)
     "and that service.....be delivered" were deleted and replaced by "and that service shall be deemed to be made on the third Working Day after posting".

  13 AGREEMENT FOR LEASE AND LICENCE TO ALTER

     This Agreement is without prejudice to the Tenant's obligations under the Agreement for Lease and Licence to Alter.

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SIGNED by the parties or their duly authorised representatives the day and year first before written


SIGNED by                             on           ) /s/ [signature]
behalf of the Landlord                             ) Authorised Signing Officer
                                                   )


SIGNED by [name]                      on           ) /s/ [signature]
behalf of the Developer                            )
                                                   )


SIGNED by [name]                      on           )
behalf of the Tenant                               )
                                                   )


SIGNED by                             on           )
behalf of GSPM                                     )
                                                   )

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SIGNED by                             on           )
behalf of The Guarantor                            )
                                                   )


SIGNED by  [name]                     on           ) /s/ [signature]
behalf of The Developer's Guarantor                )
                                                   )



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